                                                                    Exhibit 23.3

                     [CONSENT OF INDEPENDENT ACCOUNTANTS]


We hereby consent to the use in this Registration Statement on Form S-4 of PPL Montana, LLC of our reports dated June 12, 2000 and November 17, 2000 relating to the financial statements of PPL Montana LLC, which appear in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 20, 2000